                     W. P. STEWART & CO. GROWTH FUND, INC.

                     SUPPLEMENT DATED OCTOBER 29, 1998 TO
                       PROSPECTUS DATED OCTOBER 7, 1998

  The following information should be added to the Prospectus under the heading "Management--The Investment Adviser." (Capitalized terms have the same meaning as defined in the Prospectus.)

    At the Annual Meeting of Shareholders of the Fund held on October 28, 1998, Shareholders approved the New Advisory Agreement between the Fund and the Adviser, effective immediately. The terms of the New Advisory Agreement are identical in all material respects to the Original Advisory Agreement except for a change in the method of calculating the fee payable by the Fund. Under the New Advisory Agreement, the fee rate will not change (remaining at 1.5% of the Fund's net assets) but the fee will be calculated based on the Fund's average daily net assets and paid in arrears. The Original Advisory Agreement provided that the fee is paid quarterly, in advance, based on the net asset value of the Fund as of the last day of the preceding quarter (after giving effect to subscriptions and redemptions on that date). Shareholders also ratified the payment of advisory fees to the Adviser for the period from January 12, 1996 through October 28, 1998.

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                     W. P. STEWART & CO. GROWTH FUND, INC.

                     SUPPLEMENT DATED OCTOBER 29, 1998 TO
           STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 7, 1998

  The following information should be added to the Statement of Additional Information under the heading "Management of the Fund." (Capitalized terms have the same meaning as defined in the Prospectus.)

  At the Annual Meeting of Shareholders of the Fund held on October 28, 1998, Shareholders elected the following two new members to the Fund's Board of Directors to hold office until their successors are duly elected and qualified:

                           POSITION HELD WITH        PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS           THE FUND          DURING PAST FIVE (5) YEARS
---------------------      ------------------ ----------------------------------
Thomas R. LeViness (58)..       Director      President of Pell & LeViness, P.C.
90 Park Avenue                                (a law firm).
New York, New York 10016                                                       .
David J. Winkler (42)....       Director       Senior Vice President of American
1211 Sixth Avenue                             Phoenix Corp. (a commercial
New York, New York 10036                      insurance broker).


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